UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 23, 2017, PetroShare Corp. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Morning Gun Exploration LLC, a Colorado limited liability company (“Seller”), pursuant to which the Company agreed to acquire certain oil and gas assets from the Seller. The assets include (i) oil and gas leases covering lands located in Adams and Weld Counties, Colorado (“Lands”), covering approximately 5,879 gross (2,930 net) acres (“Leases”) except that the Seller has reserved to itself all rights that exist below 50 feet above the top of the uppermost J Sand formation for those Lands located in Township 7 North, Range 63 West in Weld County, Colorado; (ii) all the oil, gas, condensate and associated hydrocarbons produced from the Leases and Lands beginning on the Effective Date (defined below); and (iii) all contracts, easements, rights-of-way, surface leases, licenses, permits, servitudes, approvals, consents, and similar agreements related to or associated with the Lands and Leases. Closing of the acquisition is scheduled for not later than March 23, 2017 and is subject to customary conditions, including environmental and title diligence. If completed, the acquisition will be effective January 1, 2017 (“Effective Date”).

The purchase price payable for the foregoing assets is $2,582,500. The purchase price is subject adjustment prior to the closing due to any title or environmental defects. The parties have indemnified each other against certain liabilities related to ownership and operation of the assets.

The Company paid 10% of the purchase price, or $258,250, as a deposit at the time of executing the Agreement (the “Deposit”). The Deposit is refundable to the Company if the Agreement is terminated for certain reasons, including but not limited to, material adjustments to the purchase price related to title defects or breach of the Agreement by the Seller. If the Seller terminates the Agreement due to a breach of the Agreement by the Company, the Seller will be entitled to retain the Deposit as liquidated damages. The Company and Seller have agreed that the Company will pay $832,500 of the purchase price through the issuance to Seller of 450,000 shares of the Company’s common stock, valued at $1.85 per share. The purchase price, less the Deposit, is due and payable at closing.

The Company’s working interest partner and primary lender has agreed to purchase 50% of the Company’s interest in the assets, which would (i) reduce the Company’s interest in the leases to 1,465 net acres and (ii) result in the Company paying $458,750 in cash and $832,500 in common stock for its proportionate interest in the foregoing assets.

The representations, warranties, and covenants contained in the Agreement were made only for purposes of the Agreement, including the allocation of risk between the parties, and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement.

A copy of the Agreement is filed with this report as Exhibit 2.1. The description of the Agreement is qualified in its entirety by reference to the Agreement.

Item 7.01                                           Regulation FD Disclosure.

On February 28, 2017, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached to this report as Exhibit 99.1.

The Company is presenting on March 1 and 2, 2017 at the EnerCom Dallas 2017 conference held at the Tower Club, 1601 Elm Street, 48th Floor Dallas, TX. A copy of the PetroShare PowerPoint slides presented at the conference is attached to this report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

See the Exhibit Index at the end of this report for a listing of the exhibits filed or furnished with this report.

Caution Concerning Forward-Looking Statements

The press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding and plans and objectives of management for future operations. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in the press release are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: February 28, 2017	By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco, Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished with this report.

Exhibit
Number	Description of Exhibit

2.1	Purchase and Sale Agreement between the Company and Morning Gun Exploration LLC, dated February 23, 2017.

99.1	Press Release dated February 28, 2017.

99.2	Presentation Slides.